UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2016

WP Glimcher Inc. (WPG) Washington Prime Group, L.P. (WPGLP)

(Exact name of Registrants as specified in its Charter)

Indiana (WPG and WPGLP)	001-36252 (WPG) 333-205859 (WPGLP)	046-4323686 (WPG) 46-4674640 (WPGLP)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code:  (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrants under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.06 Material Impairments

On January 29, 2016, WP Glimcher Inc. (the “Company”) concluded, by and through its duly authorized executive officers and as part of the Company’s quarterly impairment review and evaluation, that a material non-cash impairment charge to certain non-core assets was required under generally accepted accounting principles. The charge primarily relates to the following non-core assets: (1) Forest Mall, a shopping center located in Fond Du Lac, Wisconsin; (2) Gulf View Square Mall, a shopping center located in Port Richey, Florida; (3) Knoxville Center, a shopping center located in Knoxville, Tennessee; (4) Northlake Mall, a shopping center located in Atlanta, Georgia; (5) River Oaks Center, a shopping center located in Calumet City, Illinois; and (6) Virginia Center Commons, a shopping center located in Glen Allen, Virginia (all, collectively, the “Non-Core Assets”). The decision to recognize and reflect a non-cash impairment charge relating to the Non-Core Assets in the Company’s 2015 fourth quarter and year-end financial results was made at this time because the Company has concluded that a significant change has now occurred in the extent to which the Non-Core Assets are likely to be used, such that the reduction in the estimated hold period reduces the estimated cash flows to an amount below the carrying value of the Non-Core Assets which has resulted in the measurement of an impairment charge. At this time and subject to the completion of the Company’s year-end audit of its financial statements for fiscal year 2015, the Company estimates that the non-cash impairment charge relating to the Non-Core Assets will be within a range of approximately $135-$140 million. At this time, the Company does not anticipate that the non-cash impairment charge discussed herein will result in future cash expenditures by the Company or any of its affiliates.

Item 8.01 Other Events.

On February 1, 2016, the Company announced that certain of its affiliates (“Sellers”) completed the sale of Forest Mall and Northlake Mall to private real estate investors (“Buyers”) for an aggregate purchase price of $30 million. The sale price consisted of $10 million paid to Sellers at closing and the issuance of a promissory note for a $20 million loan from Sellers to Buyers with an interest rate of 6% per annum and an initial term expiring at the end of 2016 when factoring in available extensions. The loan is secured by the properties sold in the transaction. The proceeds from the transaction will be used to reduce the balance outstanding under the Company’s credit facility.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1     WP Glimcher Press Release Relating to Sale of Forest Mall and Northlake Mall, February 1, 2016.

Forward Looking Statements

This Form 8-K and the exhibit attached hereto contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which represent the current expectations and beliefs of management of Washington Prime Group, L.P. (“WPGLP”) and the Company concerning the business and operations of the Company and WPGLP as well as other future events and their potential effects on WPGLP and the Company, including, but not limited to, statements relating to anticipated financial and operating results, WPGLP and the Company’s plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions.  Such statements are based upon the current beliefs and expectations of WPGLP and the Company’s management, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WPGLP or the Company to be materially different from future results, estimated non-cash impairment charges, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, without limitation:  the ability to satisfy the conditions to pending transactions on the proposed terms and timeframe; the possibility that the transactions do not close when expected or at all; the ability to finance transactions; the effect of the announcement of the transactions on WPGLP and the Company’s relationships with certain of its tenants, lenders or other business parties or on their operating results and businesses generally; changes in asset quality and credit risk; ability to sustain revenue and earnings growth; changes in political, economic or market conditions generally and the real estate and capital markets specifically; the impact of increased competition; the availability of capital and financing; tenant or other joint venture partner(s) bankruptcies; the failure to increase mall store occupancy and same-mall operating income; risks associated with the acquisition, development, expansion, leasing and management of properties; risks relating to the January 2015 merger with Glimcher Realty Trust (“Glimcher”), including the ability to fully and effectively integrate the Company’s business with that of Glimcher; changes in market rental rates; trends in the retail industry; relationships with anchor tenants; risks relating to joint venture properties; costs of common area maintenance; competitive market forces; the level and volatility of interest rates; the rate of revenue increases as compared to expense increases; the financial stability of tenants within the retail industry; the restrictions in current financing arrangements or the failure to comply with such arrangements; the liquidity of real estate investments; the impact of changes to tax legislation and WPGLP and the Company’s tax positions; failure of the Company to qualify as a real estate investment trust; the failure to refinance debt at favorable terms and conditions; loss of key personnel; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; possible restrictions on the ability to operate or dispose of any partially-owned properties; the failure to achieve earnings/funds from operations targets or estimates; the failure to achieve projected returns or yields on development and investment properties; changes in generally accepted accounting principles or interpretations thereof; terrorist activities and international hostilities; the unfavorable resolution of legal proceedings; the impact of future transactions, including any future acquisitions or divestitures; significant costs related to environmental issues; and other risks and uncertainties, including those detailed from time to time in WPGLP’s and the Company’s statements and periodic reports filed with the Securities and Exchange Commission. The forward-looking statements in this communication are qualified by the risk factors provided in the aforementioned reports and statements.  Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and WPGLP and the Company undertake no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.  Actual results may differ materially from current projections, expectations and plans, if any. Investors, potential investors and others should give careful consideration to these risks and uncertainties. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Company and WPGLP have duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WP Glimcher Inc.
(Registrant)

/s/ Gregory A. Gorospe
Date: February 1, 2016	Gregory A. Gorospe Executive Vice President, General Counsel & Secretary

Washington Prime Group, L.P.
(Registrant)

by: WP Glimcher Inc., its sole general partner

/s/ Gregory A. Gorospe
Date: February 1, 2016	Gregory A. Gorospe Executive Vice President, General Counsel & Secretary